THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2008

Supplement dated November 12, 2008

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Premier Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100

We are issuing this supplement to describe a tax-related development that, among other thing affects an annuity held within an arrangement qualifying under Section 403(b) of the Internal Revenue Code.

PROSPECTUS CHANGES

I.	Withdrawals

In the Section entitled “Withdrawals” on page 20 of the Prospectus, the fourth paragraph is deleted and replaced in its entirety with the following:

We will generally pay the amount of any withdrawal within 7 days after receipt of a properly completed withdrawal request, in good order. We will pay the amount of any withdrawal requested, less any applicable withholding and/or withdrawal charge. We may delay payment of any withdrawal allocable to the Subaccount(s) for a longer period if the disposal or valuation of the Discovery Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists. We also may delay any payment in order to obtain information from the employer of a Participant that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in good order and we will not process it until we obtain such information from the employer.

II.	Special Considerations Regarding Exchanges Involving 403(b) Arrangements

In the Section entitled “Special Considerations Regarding Exchanges Involving 403(b) Arrangements” on page 34 of the Prospectus, the sixth paragraph is deleted and replaced in its entirety with the following:

Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. The regulations are generally effective in 2009 but there is great uncertainty about their application to contract exchanges that take place during the period following September 24, 2007 and before January 1, 2009 (the “gap period”). Because of this uncertainty, it is possible that an exchange that takes place during the gap period may cause you to incur taxation on the value of the contract. But it is also possible that such an exchange will not have adverse tax consequences. Through industry groups, we are pursuing more IRS guidance on this issue. In the meantime, before you request an exchange during the gap period you should consult with your tax advisor. After 2008, we intend to accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. After 2008, we intend to make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in good order, and will not therefore process the transaction, until we receive confirmation from your employer.